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                                                                    Exhibit 23.1




                         Consent of Independent Auditors



We agree to the inclusion in this Form 10-KSB of our report, dated January 14, 2000, on our audit of the consolidated financial statements of Big Lake Financial Corporation and Subsidiary.



/s/ STEVENS, SPARKS & COMPANY, P. A.
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STEVENS, SPARKS & COMPANY, P. A.

Jacksonville, Florida
February 25, 2000